UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON STRATEGIC SECTOR PREMIUM FUND
(Names of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

MADISON STRATEGIC SECTOR PREMIUM FUND
550 SCIENCE DRIVE
MADISON, WI 53711

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2015

Notice is hereby given to shareholders of the Madison Strategic Sector Premium Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, on Friday, July 31, 2015, at 9:00 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.	To elect one Trustee as a Class I Trustee to serve until the Fund’s 2018 annual meeting of shareholders or until his/her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF THE CLASS I TRUSTEE.

The Board has fixed the close of business on June 5, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date, and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the Annual Meeting.
By order of the Board of Trustees

{signature}

Holly S. Baggot, Secretary
Madison, Wisconsin
June 15, 2015

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please vote by mail by signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.  If you wish to attend the Annual Meeting and vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card today.

This page was intentionally left blank.

MADISON STRATEGIC SECTOR PREMIUM FUND
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2015

This proxy statement (the “Proxy Statement”) is furnished to shareholders of the Madison Strategic Sector Premium Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Friday, July 31, 2015 at 9:00 a.m., Central Time, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711. Each share of the Fund (collectively, the “Shares”) is entitled to one vote on each proposal, and each fractional Share is entitled to a fractional vote thereon. Holders of Shares of the Fund are referred to herein as “Shareholders.”
This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don't understand, please contact the Fund at our toll-free number, 800-767-0300.
The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.
The Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about June 15, 2015.

Important Notice Regarding the Availability of Proxy Materials
This Proxy Statement is available at the website listed on your proxy card.

INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposal addressed in this Proxy Statement (the “Proposal”), in a Question and Answer format, to help you understand and vote on the Proposal. Your vote is important. Please vote by completing and returning the enclosed proxy card in the enclosed postage-paid return envelope.

•	Why are you sending me this information?
You are receiving these materials because on June 5, 2015 (the “Record Date”), you owned Shares of the Fund and, as a result, have a right to vote on the Proposal. Each Share of the Fund is entitled to one vote on the Proposal, and each fractional Share is entitled to a fractional vote thereon, with no cumulative voting.

•	Why is a shareholder meeting being held?
Because the Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “MSP”, the Fund must hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What proposal will be voted on at the Annual Meeting?
Shareholders of the Fund are being asked to elect one Trustee as a Class I Trustee of the Board (Mr. Philip E. Blake is the nominee) to serve until the Fund’s 2018 annual meeting of shareholders or until his successor shall have been elected and qualified (the “Proposal”).

•	Will your vote make a difference?
YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?
The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Friday, July 31, 2015, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting of Shareholders.

•	How does the Board recommend that Shareholders vote on the Proposal?
The Board of Trustees, including the Independent Trustees, unanimously recommends that you vote “FOR” the Proposal.

•	Who is eligible to vote?
Shareholders of record of the Fund at the close of business on the Record Date are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof.

•	How do you vote your Shares?
Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting. Shares represented by duly executed proxies received prior to the Annual Meeting will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.
Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on the Proposal will be deemed to be an instruction to vote such Shares in favor of such Proposal. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxyholders’ discretion.

•	What vote is required to approve the Proposal?
The nominee for Class I Trustee must be approved by the affirmative vote of a majority of the Shares present in person at the Annual Meeting or represented by proxy so long as a quorum is present. Votes withheld will have the same effect as votes against this Proposal, but “broker non-votes” will have no effect on the outcome of the vote on this Proposal.

•	How many Shares of the Fund were outstanding as of the Record Date?
At the close of business on the Record Date, the Fund had 5,798,291 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES
The Fund’s Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of Shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect one Trustee as a Class I Trustee (Mr. Philip E. Blake is the nominee) to serve until the Fund’s 2018 annual meeting of Shareholders or until his successor shall have been elected and qualified.
Composition of the Board of Trustees. The Board of Trustees is classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming the Class I Trustee nominee is elected at the Annual Meeting, the Board will be constituted as follows:
Class I Trustee. Mr. Philip E. Blake is the sole Class I Trustee, and is standing for election at the Annual Meeting. If elected, the term of the Class I Trustee will continue until the Fund's 2018 annual meeting of Shareholders, or until his successor shall have been elected and qualified.
Class II Trustees. Ms. Katherine L. Frank and Mr. James R. Imhoff, Jr. are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for re-election at the Fund’s 2016 annual meeting of Shareholders.
Class III Trustees. Mr. Frank E. Burgess and Mr. Steven P. Riege are the current Class III Trustees. It is currently anticipated that the Class III Trustees will stand for re-election at the Fund's 2017 annual meeting of Shareholders.
Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. If elected at the Annual Meeting, the Class I Trustee will hold office until the Fund’s 2018 annual meeting of Shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Class I Trustee nominee named above. The Class I Trustee nominee nominated by the Board has indicated that he consents to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
Trustees. Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The Trustees who are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) are indicated below. Independent Trustees are those Trustees who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC (“MAM”), or MAM’s parent company, Madison Investment Holdings, Inc. (“MIH”) (MAM and MIH are collectively referred to herein as “Madison”) and comply with the definition of “independent” as set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Independent Trustees”). The Fund is part of a fund complex (referred to herein as the “Fund Complex”) currently comprised of 42 open-end (mutual) funds and two closed-end funds, including the Fund. Unless otherwise indicated, the business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]	Other Directorships Held
Philip E. Blake[1] 550 Science Drive Madison, WI 53711 Born 1944	Class I Trustee	Since 2005; nominee to serve until 2018 if elected	Retired investor Lee Enterprises, Inc. (news & advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	44
Edgewood College, 2003 - Present (Chairman of the Board, 2010 - 2012); Nerites Corporation (technology company), 2004 - Present;
Madison Funds (26 mutual funds), 2009 - Present; Ultra Series Fund (16 mutual funds), 2009 - Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2012 - Present

James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Class II Trustee	Since 2005; to serve until 2016	Chairman and CEO of First Weber Group, Inc. (real estate brokers), Madison, WI, 1996 - Present	44
Park Bank, 1978 - Present;
Madison Funds (26 mutual funds), 2009 - Present; Ultra Series Fund (16 mutual funds), 2009 - Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2005 - Present

Steven P. Riege 550 Science Drive Madison, WI 53711 Born 1954	Class III Trustee	Since 2014, to serve until 2017	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	44
Forward Service Corporation (employment training non-profit), 2010 - Present

Stanek Tool Corp., 1990 - Present

Madison Funds (26 mutual funds), 2005 - Present; Ultra Series Fund (16), 2005 - Present; Madison Covered Call & Equity Strategy Fund (1 closed end fund), 2015 - Present

Interested Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]	Other Directorships Held
Frank E. Burgess[3] 550 Science Drive Madison, WI 53711 Born 1942	Class III Trustee	Since 2005; to serve until 2017	Founder and Former President and Executive Director of Madison; Chairman of the Board of Madison since 2012	1	Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present
Katherine L. Frank[3] 550 Science Drive Madison, WI 53711 Born 1960	Class II Trustee and President	President since 2005, Trustee since 2006; to serve until 2016	Chief Operating Officer and Executive Director of MIH, 2010 - Present; Managing Director and Vice President of MIH, 1986 - 2010 Executive Director and Chief Operating Officer of MAM, 2010 - Present; Vice President of MAM, 2004 - 2010	43	Madison Funds (26 mutual funds), 2009 - Present; Ultra Series Fund (16 mutual funds), 2009 - Present
1 Nominee for election as a Trustee at the Annual Meeting.
2 As of the date of this Proxy Statement, the Fund Complex was comprised of 42 open-end (mutual) funds, and two closed-end funds (including the Fund).
3 Each of Mr. Burgess and Ms. Frank serve as an officer of MAM.  Since MAM serves as the investment adviser to the Fund, each of these individuals is considered an “interested person” of the Fund as the term is defined in the 1940 Act.

Officers. The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Holly S. Baggot 550 Science Drive Madison, WI 53711 Born 1960	Secretary and Assistant Treasurer	Indefinite Term since March 2010
Vice President of MAM, 2009 - Present, and of MIH, 2010 - Present; Vice President of MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), 2012 - Present

Secretary (1999 - Present), Assistant Treasurer (2009 - Present) of Madison Funds (26 mutual funds) and Ultra Series Fund (16 mutual funds); Secretary and Assistant Treasurer, December 2012 - Present, Madison Covered Call & Equity Strategy Fund (1 closed end fund)

 Director-Mutual Funds of MEMBERS Capital Advisors, Inc. (investment advisory firm), Madison, WI, 2008 - 2009, and Director-Mutual Fund Operations, 2006 - 2008, and Operations Officer-Mutual Funds, 2005 - 2006

Greg D. Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer	Indefinite Term since March 2005
Vice President of MIH 1999 - Present, and of MAM, 2009 - Present

Treasurer of Madison Funds (26 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 - Present; Treasurer of Madison Covered Call & Equity Strategy Fund (1 closed end fund), Treasurer, December 2012 - Present

Lisa R. Lange 550 Science Drive Madison, WI 53711 Born 1969	Chief Legal Officer, Chief Compliance Officer and Assistant Secretary	Indefinite Term since April 2015
Chief Compliance Officer and Chief Legal Officer, MIH, MIA and MAM, April 2015-Present; NorthRoad Capital Management LLC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Chief Legal Officer, April 2015-Present; Madison Covered Call & Equity Strategy Fund, Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, April 2015-Present, Madison Funds (26), Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, April 2015-Present, Ultra Series Fund (16), Chief Legal Officer, Chief Compliance Officer and Assistant Secretary, April 2015-Present
Shareholder, Whyte Hirschboeck Dudek S.C. (2003-2015)

Paul A. Lefurgey 550 Science Drive Madison, WI 53711 Born 1964	Vice President	Indefinite Term since March 2010
Executive Director and Head of Fixed Income Investments of Madison, 2013 - Present; Managing Director and Head of Fixed Income Investments of MIH, 2005 - 2013, and of MAM, 2010 - 2013

Vice President, Madison Funds (26 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 - Present; Vice President, Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 - Present

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005
Chief Investment Officer and Executive Director of Madison, 2010 - Present; Managing Director and Vice President of MIH, 1990 - 2010

Vice President, Madison Funds (26 mutual funds) and Ultra Series Fund (16 mutual funds), 2009 - Present; Vice President, Madison Covered Call & Equity Strategy Fund (1 closed end fund), December 2012 - Present

Board Qualifications. The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this Proxy Statement. Mr. Burgess is the founder and former President of Madison and has over 40 years of experience in the investment management business, while Ms. Frank has been with Madison for nearly 30 years and has held executive management positions during her tenure with the firm. Ms. Frank and Mr. Burgess are the sole members of the Board who are considered “interested persons” under the 1940 Act. Regarding the Independent Trustees, all of them have substantial experience operating and overseeing a business, whether it be the newspaper business (for Mr. Blake), the real estate business (for Mr. Imhoff), or the management consulting business (Mr. Riege). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight of the Fund’s operations and management. They use this collective experience to serve the Fund for the benefit of Fund shareholders.

Moreover, with the exception of Mr. Riege, each of the Independent Trustees has served in such capacity since the Fund’s inception and, as a result, brings substantial and material experience and expertise to their ongoing roles as Trustees of the Fund. Mr. Riege has served on the Board of Trustees of Madison Funds and the Ultra Series Fund, each of which is part of the Fund Complex, since 2005.
Board Committees. The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The Board currently has two standing committees: the Audit Committee and the Nominating and Governance Committee.
Audit Committee. The Board has an Audit Committee, composed of Philip E. Blake (Chair), James R. Imhoff, Jr. and Steven P. Riege. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.
The Audit Committee presents the following report:
The Audit Committee: (i) reviewed and discussed with management of the Fund the audited financial statements of the Fund for the fiscal year ended December 31, 2014; (ii) discussed with the Fund’s independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committee and all other communications required by other PCAOB Standards or Rules; and (iii) received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the independence of the Fund’s independent registered public accounting firm. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period and filed with the SEC.
The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on May 18, 2015 (the “Audit Committee Charter”).  In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2013 as Attachment A to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Audit Committee Charter by calling the Fund toll-free at 800-767-0300.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Philip E. Blake, James R. Imhoff, Jr. (Chair), and Steven P. Riege, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards.
The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”), the most recent version of which was approved by the Board on May 18, 2015.  In accordance with proxy rules promulgated by the SEC, the Fund’s Nominating and Governance Committee Charter is required to be filed at least once every three years as an exhibit to the Fund’s proxy statement, and was last filed in 2013 as Attachment B to the Fund’s proxy statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the Nominating & Governance Committee Charter by calling the Fund toll-free at 800-767-0300.
As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth in Appendix A to the Nominating and Governance Committee Charter. The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science  Drive, Madison, Wisconsin 53711.
The nominee for election at the Annual Meeting currently serves as a Trustee and was unanimously nominated by the Board and the Nominating and Governance Committee.
Leadership Structure of the Board. The Board of Trustees is relatively small and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank typically acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes are important in connection with Fund governance.  The Board has charged Mr. Imhoff with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and

Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accounting firm).
As the investment adviser to the Fund, MAM is responsible for the overall risk management of the Fund, which includes supervising its affiliated and third-party service providers and identifying and mitigating possible events that could adversely impact the Fund’s business, operations or performance. Risks to the Fund include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Fund’s investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports directly to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Fund’s independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.
Given the small size of the Board, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.
Shareholder Communications with the Board. Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.
Beneficial Ownership of Securities. As of the Record Date (June 5, 2015), each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees
Philip E. Blake (Nominee)	$10,001-$50,000	Over $100,000
James R. Imhoff, Jr.	$50,001 - $100,000	Over $100,000
Steven P. Riege	None	$1 - $10,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$50,001-$100,000	Over $100,000

As of the Record Date, no individual Trustee owns more than 1% of the outstanding Shares of the Fund; however, the Trustees and officers of the Fund as a group owned approximately 1% of the outstanding Shares of the Fund.
Board Meetings. Four meetings of the Board were held during the Fund’s fiscal year ended December 31, 2014. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were also held during the Fund’s fiscal year ended December 31, 2014. Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he or she serves) held during the Fund’s fiscal year ended December 31, 2014 (other than Mr. Riege who was elected to the Board at the 2014 Annual Meeting). It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.
Trustee Compensation. The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with Madison or its affiliates. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.

The Fund’s Trustees were compensated as follows:

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex[1] Paid to Trustees
Philip E. Blake (Nominee)	$6,000	$88,000
Frank E. Burgess	$0	$0
Katherine L. Frank	$0	$0
James R. Imhoff, Jr.	$6,000	$88,000
Steven P. Riege	$0	$70,000
1As of December 31, 2014, the Fund Complex was comprised of 42 open-end (mutual) funds and two closed-end funds, including the Fund.
Shareholder Approval. The affirmative vote of shareholders holding a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum (i.e., a majority of the Shares entitled to vote on the Proposal) is present is necessary to approve the Proposal. The holders of Shares have equal voting rights (i.e., one vote per Share). Votes withheld and abstentions will have the same effect as votes against the Proposal, and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.
Board Recommendation. THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

ADDITIONAL INFORMATION
Expenses of Proxy Solicitation. The cost of soliciting proxies will be borne by the Fund. In addition, certain officers of the Fund and/or employees of Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses.
Further Information About Voting and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided so your Shares will be represented at the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at 800-767-0300 to obtain directions to the site of the Annual Meeting.
The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares entitled to vote on the Proposal must be present in person or by proxy to have a quorum to conduct business at the Annual Meeting. Votes withheld and abstentions will be counted as present for purposes of establishing a quorum; however, “broker non-votes” will not be counted as present for purposes of establishing a quorum.
All properly executed proxies received prior to the date of the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a properly executed proxy card, it will be voted “FOR” the Proposal specified on the proxy card. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on June 5, 2015 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. Shareholders as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. There were 5,798,291 Shares of the Fund outstanding as of the Record Date.
Investment Adviser. Madison Asset Management, LLC, a subsidiary of Madison Investment Holdings, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment adviser for individuals, corporations, pension funds, endowments, insurance companies, mutual funds and closed-end investment companies.
Administrator. Madison Asset Management, LLC also serves as administrator to the Fund.  Madison is located at 550 Science Drive, Madison, Wisconsin 53711.
Independent Registered Public Accounting Firm. For the fiscal years ended December 31, 2013 and 2014 and the current fiscal year ending December 31, 2015, Deloitte & Touche LLP (“D&T”) has been selected as the Fund’s independent registered public accounting firm by the Audit Committee of the Fund to audit the accounts of the Fund. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. Representatives of D&T will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.
Audit Fees. The aggregate fees billed to the Fund by D&T for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 were approximately $12,000 and $12,000, respectively.
Audit-Related Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively. D&T did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.
Tax Fees. The aggregate fees billed by D&T and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 for professional services rendered for tax compliance, tax advice, and tax planning were approximately $3,635 and $3,635, respectively (such fees relate to tax services provided by D&T in connection with the review of the Fund’s tax returns). D&T did not perform any other tax compliance or tax planning services or rendered any tax advice that was required to be approved by the Fund’s Audit Committee for such periods.
All Other Fees. Other than those services described above, D&T did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2014 and 2013.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by D&T for the Fund’s fiscal year ended December 31, 2014 for services rendered to the Fund were $0. In addition, the aggregate non-audit fees billed by D&T for the Fund’s fiscal years ended December 31, 2013 and December 31, 2014 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0.
Audit Committee’s Pre-Approval Policies and Procedures. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures. The Audit Committee of the Fund has pre-approved all audit and non-audit services provided by D&T to the Fund, and all non-audit services provided by D&T to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund, for the fiscal years ended December 31, 2014 and 2013. None of the services described above for the Fund’s fiscal years ended December 31, 2014 and 2013 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the SEC.
Principal Shareholders. As of the Record Date, to the knowledge of the Fund, the following persons beneficially owned more than 5% of the voting securities of the Fund:

Shareholder Name and Address	Shares Held	Percentage Owned
Morgan Stanley Smith Barney LLC[1] 1585 Broadway Purchase, NY 10577-2530	483,657	8.34%
1Based on information obtained from a Schedule 13G filed with the U.S. Securities and Exchange Commission on December 31, 2014.
"Section 16(a)" Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2014, all filings applicable to such persons were completed and filed in a timely manner.
Privacy Policy of the Fund. The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator). The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Deadline for Shareholder Proposals. Shareholder proposals intended for inclusion in the Fund’s Proxy Statement in connection with the Fund’s 2016 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by February 15, 2016.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 30, 2016.
Important Notice Regarding the Availability of Proxy Materials. This Proxy Statement is available at the website listed on your proxy card.
Other Matters. Fund management knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Annual Meeting will necessitate adjournment of the Annual Meeting. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies may vote Shares (including abstentions and broker non-votes) in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

One Proxy Statement may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, Shareholders should contact the Fund at 550 Science Drive, Madison, Wisconsin 53711, or 800-767-0300.
WE URGE YOU TO VOTE PROMPTLY BY COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.
Very truly yours,
By order of the Board of Trustees
{signature}

Holly S. Baggot, Secretary
June 15, 2015

PROXY MADISON STRATEGIC SECTOR PREMIUM FUND PROXY
ANNUAL MEETING OF SHAREHOLDERS - JULY 31, 2015
550 Science Drive
Madison, Wisconsin 53711
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Friday, July 31, 2015, at 9:00 a.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

999 9999 9999 999
[Shareholder Name and Address] Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON
THIS PROXY CARD. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.
Signature
Signature (if held jointly)
Date     MSP_26771_060215

PLEASE MARK BOXES BELOW IN BLUE OR BLACK IN AS FOLLOWS. EXAMPLE: ■

Proposals to be Voted On:

1. Election of Trustees - The Board of Trustees recommends a vote FOR the nominee listed below:
                    FOR     WITHHOLD
01. -Philip E. Blake*         ☐       ☐

*	Class I Trustee of the Madison Strategic Sector Premium Fund to serve until the Fund's 2018 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.

2. Other Business - To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated on a properly executed proxy card, the Proxyholders will have authority to vote FOR the election of the named Trustee nominee.  If the Trustee nominee for any reason is unable or unwilling to serve, the Proxyholders will vote for th election of such other person as they may consider qualified. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 31, 2015:
The Proxy Statement for this meeting is available at: http://www.madisonfunds.com/ProxyMSP
EVERY VOTE IS IMPORTANT!
Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.
MSP_26771_060215

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 07/31/15 for Madison Strategic Sector Premium Fund. The following material is available at: www.proxyvote.com

- Proxy Statement

Madison Strategic Sector Premium Fund Annual Meeting to be held on 07/31/15 at 9:00 A.M. CDT for holders as of 06/05/15
558268108 [control number]

DIRECTORS
Directors Recommend: A vote for election of the following nominees:

1.	01-Philip E. Blake *
[  ]    For all nominees
[  ]    Withhold all nominees
[  ]    Withhold authority to vote for any individual nominee.  Write number(s) of nominees(s) below.
Use number only ________________
Please indicate your proposal selection by firmly placing and "X" in the appropriate numbered box with blue or black ink [X]
See voting instruction No. 1 on reverse
*NOTE: Class I Trustee to serve until 2018 Annual Meeting of Shareholders or until his/her successor shall have been elected and qualified.
PROPOSAL(S)
*Note* Such other business as may properly come before the Meeting or any adjournment thereof.

A/C:

558268108 [control number]
Place "X" here if you plan to attend and vote your shares at the meeting [  ]
Broadridge
51 Mercedes Way
Edgewood NY 11717

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.   Check the box to the right if you want to receive future proxy materials by mail at no cost to you.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

[   ]

[Shareholder Name and Address]

_______________________________    ____________
Signature(s)                                               Date

VOTING INSTRUCTIONS
To Our Clients:

We have been requested to forward to you the enclosed proxy material relative to securities held by us in your account but not registered in your name. Only we as the holder or record can vote such securities. We shall be pleased to vote your securities in accordance with your wishes, if you will execute the form and return it to us promptly in the enclosed business envelope. It is understood that if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form.

For margin accounts, in the event your securities have been loaned over record date, the number of securities we vote on your behalf has been or can be adjusted downward.

Please note that, as a result of amendments to stock exchange rules, brokers are no longer allowed to vote securities held in their clients’ accounts on matters related to executive compensation or in uncontested elections of directors (other than uncontested director elections of companies registered under the Investment Company Act of 1940) unless the client has provided instruction. Of course, it continues to be the case that brokers cannot vote their clients’ securities in contested director elections and on other specific matters. Consequently, if you want us to vote your securities on your behalf on matters related to executive compensation or on the election of directors, you must provide voting instruction to us. Voting on matters presented at the shareholders meetings, particularly the election of directors, is the primary method for shareholders to influence the direction taken by publicly-traded companies. We urge you to participate in the election by returning the enclosed voting instruction form to us with instructions as to how to vote your securities in this election.

If your securities are held by a broker who is a member of the New York Stock Exchange (NYSE), the rules of the NYSE will guide the voting procedures. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the meeting date or on the fifteenth day, if the proxy material was mailed 25 days or more prior to the meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the meeting date, and one or more of the matters before the meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on any matters deemed to be routine. We will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

The following instructions provide specifics regarding the meeting for which this voting form applies.

Instruction 1 - All proposals for this meeting are considered “routine”. We will vote in our discretion on all proposals, if your instructions are not received.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Instruction 2 - In order for your securities to be represented at the meeting on one or more matters before the meeting, it will be necessary for us to have your specific voting instructions.

If your securities are held by a bank, your securities cannot be voted without your specific instructions.

Instruction 3 - In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions.

Instruction 4 - We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated. According to our latest records, we have not as yet received your voting instructions on the matter(s) to be considered at this meeting and the company has requested us to communicate with you in an endeavor to have your securities voted.

**If you hold your securities through a Canadian broker or bank, please be advised that you are receiving the voting instruction form and meeting materials, at the direction of the issuer. Even if you have declined to receive security-holder materials, a reporting issuer is required to deliver these materials to you. If you have advised your intermediary that you object to the disclosure of your beneficial ownership information to the reporting issuers, it is our responsibility to deliver these materials to you on behalf of the reporting issuers.
These materials are being sent at no cost to you.